Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ton Logtenberg, President, Chief Executive Officer and Principal Financial Officer of Merus N.V. (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.    The Annual Report on Form 20-F of the Company for the period ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 3, 2019

/s/ Ton Logtenberg
President, Chief Executive Officer and Principal Financial Officer
(Principal Executive Officer)